Exhibit 99.1 Driven Brands Announces Chief Operating Officer Appointment CHARLOTTE, N.C., August 25, 2025 -- Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today announced that its Board of Directors has appointed Mo Khalid as Executive Vice President and Chief Operating Officer of Driven Brands. Khalid currently serves as Executive Vice President and President of Take 5. Tim Austin, Chief Operating Officer of Take 5, will succeed Khalid as the President of Take 5. “Mo is an exceptional leader with a proven track record of success,” said Danny Rivera, President and Chief Executive Officer. “As President of Take 5, he helped grow the business to more than 1,200 locations as of June 28, 2025, and system-wide sales exceeding $1.5 billion on a trailing twelve-month basis. He strengthened operations, built a highly capable team, and delivered results through analytical rigor and a disciplined focus on execution. In his new role, Mo will help drive that same operational rigor across all of Driven Brands.” Khalid re-joined Driven Brands in 2023 as Group President of the Maintenance Segment, which at the time included Take 5 Oil Change and Meineke. He previously served as Chief Operating Officer of Meineke from 2016 to 2017. From 2017 to 2023, he held senior operating roles at Great Wolf Resorts, ultimately serving as Senior Vice President of Field Operations. Earlier in his career, he held leadership positions at Starwood Hotels & Resorts, Burger King, Deutsche Bank, and J.P. Morgan Chase. He holds a B.S. in Finance from Rutgers Business School and an MBA from Columbia Business School. “I am honored to be appointed Chief Operating Officer of Driven Brands,” said Mo Khalid. “I look forward to working with our employees and franchisees to enhance data-driven decisions, operate methodically, and expand margins across all of our brands, while continuing to support Tim and the Take 5 team in delivering exceptional growth and execution.” Austin joined Driven Brands in 2024 as President of Take 5 Car Wash. Following the sale of the U.S. Car Wash business in April 2025, he transitioned to Chief Operating Officer of Take 5. Before joining Driven Brands, he served as President and Chief Operating Officer of Lucid Hearing and held leadership roles at Sears Holdings and Walmart. About Driven Brands Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive services, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. Driven Brands has approximately 4,800 locations across the United States and 13 other countries, and services tens of millions of vehicles annually. Driven Brands’ network generates approximately $2.0 billion in annual revenue from approximately $6.2 billion in system-wide sales. Disclosure Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,”

Exhibit 99.1 “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this Press Release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, trends, plans, objectives of management, impact of accounting standards and outlook, impairments, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) potential post-closing obligations and liabilities relating to the sale of our U.S. car wash business; (ii) the current geopolitical environment, including the impact, both direct and indirect, of government actions, such as proposed and enacted tariffs; (iii) our strategy, outlook, and growth prospects; (iv) our operational and financial targets and dividend policy; (v) general economic trends and trends in the industry and markets; (vi) the risks and costs associated with the integration of, and or ability to integrate, our stores and business units successfully; (vii) the proper application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments; and (viii) the competitive environment in which we operate. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward- looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Contacts Shareholder/Analyst inquiries: Steve Alexander Stephen.Alexander@drivenbrands.com (972) 467-6180 Media inquiries: Taylor Blanchard taylor.blanchard@drivenbrands.com (704) 644-8129